Exhibit 99.2

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended March 31		Variance
	2004	2003	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$113,936	$110,184	$3,752	3.4%
Interest expense	30,969	34,546	(3,577)	-10.4%

Net Interest Income	82,967	75,638	7,329	9.7%
Provision for loan losses	1,740	2,835	(1,095)	-38.6%
Investment securities gains	5,828	2,229	3,599	161.5%
Other income	26,415	29,436	(3,021)	-10.3%
Other expenses	62,477	55,882	6,595	11.8%

Income Before Income Taxes	50,993	48,586	2,407	5.0%
Income taxes	15,147	14,543	604	4.2%

Net Income	$35,846	$34,043	$1,803	5.3%

Fully taxable equivalent (FTE) net interest income	$85,313	$78,062	$7,251	9.3%

PER-SHARE DATA:
Net Income:
Basic	$0.33	$0.32	$0.01	3.1%
Diluted	0.33	0.32	0.01	3.1%
Cash Dividends	0.160	0.143	0.017	11.9%

ENDING BALANCES:
Total assets	$9,620,191	$8,430,330	$1,189,861	14.1%
Loans, net of unearned income	6,217,077	5,289,036	928,041	17.5%
Deposits	6,784,175	6,344,568	439,607	6.9%
Short-term borrowings	1,182,473	507,907	674,566	132.8%
Long-term debt	571,964	535,210	36,754	6.9%
Shareholders' equity	968,449	864,119	104,330	12.1%

AVERAGE BALANCES:
Total assets	$9,676,495	$8,281,576	$1,394,919	16.8%
Loans, net of unearned income	6,187,988	5,346,978	841,010	15.7%
Deposits	6,718,059	6,168,891	549,168	8.9%
Short-term borrowings	1,345,285	611,447	733,838	120.0%
Long-term debt	570,075	540,906	29,169	5.4%
Shareholders' equity	949,725	864,642	85,083	9.8%

FULTON FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Quarter Ended		Variance
	March 31 2004	December 31 2003	$	%
	(in thousands, except per-share data)
INCOME SUMMARY:
Interest income	$113,936	$112,274	$1,662	1.5%
Interest expense	30,969	31,624	(655)	-2.1%

Net Interest Income	82,967	80,650	2,317	2.9%
Provision for loan losses	1,740	2,190	(450)	-20.5%
Investment securities gains	5,828	5,825	3	0.1%
Other income	26,415	27,450	(1,035)	-3.8%
Other expenses	62,477	60,679	1,798	3.0%

Income Before Income Taxes	50,993	51,056	(63)	-0.1%
Income taxes	15,147	15,363	(216)	-1.4%

Net Income	$35,846	$35,693	$153	0.4%

Fully taxable equivalent (FTE) net interest income	$85,313	$83,056	$2,257	2.7%

PER-SHARE DATA:
Net Income:
Basic	$0.33	$0.33	$—	0.0%
Diluted	0.33	0.33	—	0.0%
Cash Dividends	0.160	0.160	—	0.0%

ENDING BALANCES:
Total assets	$9,620,191	$9,767,288	$(147,097)	-1.5%
Loans, net of unearned income	6,217,077	6,159,994	57,083	0.9%
Deposits	6,784,175	6,751,783	32,392	0.5%
Short-term borrowings	1,182,473	1,396,711	(214,238)	-15.3%
Long-term debt	571,964	568,730	3,234	0.6%
Shareholders' equity	968,449	946,936	21,513	2.3%

AVERAGE BALANCES:
Total assets	$9,676,495	$9,472,010	$204,485	2.2%
Loans, net of unearned income	6,187,988	5,935,683	252,305	4.3%
Deposits	6,718,059	6,814,421	(96,362)	-1.4%
Short-term borrowings	1,345,285	1,046,485	298,800	28.6%
Long-term debt	570,075	588,125	(18,050)	-3.1%
Shareholders' equity	949,725	924,348	25,377	2.7%

FULTON FINANCIAL CORPORATION

CONSOLIDATED ENDING BALANCE SHEET (UNAUDITED)

	March 31
	2004	2003
	(in thousands)
ASSETS
Cash and due from banks	$308,269	$348,229
Interest-bearing deposits	3,949	10,903
Mortgage loans held for sale	28,818	79,956
Investment securities	2,713,791	2,441,341

Loans, net of unearned income	6,217,077	5,289,036
Less: Allowance for loan losses	(78,271)	(71,786)

Net Loans	6,138,806	5,217,250
Premises and equipment	120,372	121,873
Accrued interest receivable	32,828	40,704
Goodwill	129,332	61,048
Other assets	144,026	109,026

Total Assets	$9,620,191	$8,430,330

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest bearing	$1,328,266	$1,238,087
Interest-bearing	5,455,909	5,106,481

Total Deposits	6,784,175	6,344,568
Short-term borrowings:
Federal funds purchased	550,100	180,000
Other short-term borrowings	632,373	327,907

Total Short-Term Borrowings	1,182,473	507,907
Accrued interest payable	24,911	27,046
Other liabilities	88,219	145,980
Long-term debt	571,964	535,210
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	—	5,500

Total Liabilities	8,651,742	7,566,211

Shareholders' equity:
Common stock	284,480	272,940
Capital surplus	631,638	565,042
Retained earnings	135,894	58,948
Accumulated other comprehensive income	16,445	27,479
Less: Treasury stock, at cost	(100,008)	(60,290)

Total Shareholders' Equity	968,449	864,119

Total Liabilities and Shareholders' Equity	$9,620,191	$8,430,330

LOANS AND DEPOSITS DETAIL:
Loans, by type:
Commercial, financial and agricultural	$1,960,615	$1,710,323
Real estate - construction	289,271	241,861
Real estate - residential mortgage	1,350,934	1,170,664
Real estate - commercial mortgage	2,042,234	1,570,509
Consumer	508,518	521,281
Leasing and other	65,505	74,398

Total Loans, net of unearned income	$6,217,077	$5,289,036

Deposits, by type:
Noninterest-bearing demand	$1,328,266	$1,238,087
Interest-bearing demand	1,269,315	1,063,726
Savings deposits	1,771,865	1,561,818
Time deposits	2,414,729	2,480,937

Total Deposits	$6,784,175	$6,344,568

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended March 31
	2004	2003
	(in thousands)
Interest Income:
Loans, including fees	$88,466	$85,112
Investment securities:
Taxable	21,736	20,734
Tax-exempt	2,533	2,520
Dividends	952	1,148
Other interest income	249	670

Total Interest Income	113,936	110,184

Interest Expense:
Deposits	20,350	25,707
Short-term borrowings	3,327	1,753
Long-term debt	7,292	7,086

Total Interest Expense	30,969	34,546

Net Interest Income	82,967	75,638
Provision for Loan Losses	1,740	2,835

Net Interest Income after Provision	81,227	72,803

Other Income:
Investment management & trust services	8,645	8,343
Service charges on deposit accounts	9,505	9,216
Other service charges and fees	5,026	4,586
Mortgage banking income	2,056	5,951
Investment securities gains	5,828	2,229
Other	1,183	1,340

Total Other Income	32,243	31,665

Other Expenses:
Salaries and employee benefits	36,963	33,320
Net occupancy expense	5,518	5,080
Equipment expense	2,641	2,680
Data processing	2,819	2,864
Advertising	1,528	1,232
Intangible amortization	991	359
Other	12,017	10,347

Total Other Expenses	62,477	55,882

Income Before Income Taxes	50,993	48,586
Income Taxes	15,147	14,543

Net Income	$35,846	$34,043

FULTON FINANCIAL CORPORATION

PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

	Quarter Ended March 31
	2004	2003
PER-SHARE INFORMATION:
Net income:
Basic	$0.33	$0.32
Diluted	0.33	0.32
Cash Dividends	$0.160	$0.143
Book Value	8.94	8.18
Tangible Book Value	7.57	7.50

Weighted average shares (basic)	108,277	105,922
Weighted average shares (diluted)	109,220	106,635
Shares outstanding, end of period	108,322	105,598

FINANCIAL RATIOS:
Return on Average Assets	1.49%	1.67%
Return on Average Equity	15.18%	15.97%
Net Interest Margin	3.79%	4.06%
Efficiency Ratio	55.0%	51.7%
Average Equity to Average Assets	9.8%	10.4%

FULTON FINANCIAL CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

	Quarter Ended March 31
	2004	2003
	(In thousands)
ASSETS
Interest-earning assets:
Loans and leases	$6,187,988	$5,346,978
Taxable investment securities	2,402,420	1,959,040
Tax-exempt investment securities	276,143	241,180
Equity securities	131,553	133,300
Short-term investments	18,953	54,996

Total Interest-Earning Assets	9,017,057	7,735,494
Non-interest earning assets:
Cash and due from banks	300,789	257,553
Premises and equipment	121,428	123,372
Other assets	315,953	238,129
Less: Allowance for loan losses	(78,732)	(72,972)

Total Assets	$9,676,495	$8,281,576

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$1,268,671	$1,049,624
Savings deposits	1,760,105	1,535,872
Time deposits	2,431,742	2,512,211

Total Interest-Bearing Deposits	5,460,518	5,097,707
Short-term borrowings	1,345,285	611,447
Long-term debt	570,075	540,906

Total Interest-Bearing Liabilities	7,375,878	6,250,060
Noninterest-bearing liabilities:
Demand deposits	1,257,541	1,071,184
Other	93,351	95,690

Total Liabilities	8,726,770	7,416,934
Shareholders' equity	949,725	864,642

Total Liabilities and Shareholders' Equity	$9,676,495	$8,281,576

AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
Loans and leases (1)	5.75%	6.46%
Taxable investment securities	3.64%	4.29%
Tax-exempt investment securities (1)	3.69%	4.24%
Equity securities (1)	2.91%	3.49%
Short-term investments	5.28%	4.94%

Total Interest-Earning Assets (1)	5.08%	5.78%

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
Demand deposits	0.43%	0.63%
Savings deposits	0.57%	0.76%
Time deposits	2.73%	3.42%
Short-term borrowings	0.99%	1.16%
Long-term debt	5.14%	5.31%

Total Interest-Bearing Liabilities	1.69%	2.24%

NET INTEREST MARGIN (FTE)	3.79%	4.06%

(1)	Yields are not fully-taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

LOAN QUALITY INFORMATION (UNAUDITED)

	Quarter Ended March 31
	2004	2003
	(in thousands)
Gross Charge-offs	$2,689	$3,949
Recoveries	1,519	980

Net Charge-offs	$1,170	$2,969

Net Charge-offs to average loans	0.08%	0.22%

Non-Accrual Loans	$19,594	$25,686
Accruing Loans 90+ Days Overdue	10,758	10,676
Other Real Estate Owned	356	757

Total Non-Performing Assets	$30,708	$37,119

Non-accrual loans to total loans	0.32%	0.49%
Non-performing assets to total loans and OREO	0.49%	0.70%
Non-performing assets to total assets	0.32%	0.44%
Allowance to Loans	1.26%	1.36%

FULTON FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENT (UNAUDITED)

	Quarter Ended
	March 31 2004	December 31 2003
	(in thousands)
Interest Income:
Loans, including fees	$88,466	$86,581
Investment securities:
Taxable	21,736	21,814
Tax-exempt	2,533	2,650
Dividends	952	871
Other interest income	249	358

Total Interest Income	113,936	112,274
Interest Expense:
Deposits	20,350	21,718
Short-term borrowings	3,327	2,413
Long-term debt	7,292	7,493

Total Interest Expense	30,969	31,624

Net Interest Income	82,967	80,650
Provision for Loan Losses	1,740	2,190

Net Interest Income after Provision	81,227	78,460
Other Income:
Investment management & trust services	8,645	8,219
Service charges on deposit accounts	9,505	9,973
Other service charges and fees	5,026	4,784
Mortgage banking income	2,056	3,590
Investment securities gains	5,828	5,825
Other	1,183	884

Total Other Income	32,243	33,275
Other Expenses:
Salaries and employee benefits	36,963	35,289
Net occupancy expense	5,518	5,027
Equipment expense	2,641	2,619
Data processing	2,819	3,028
Advertising	1,528	1,450
Intangible amortization	991	718
Other	12,017	12,548

Total Other Expenses	62,477	60,679

Income Before Income Taxes	50,993	51,056
Income Taxes	15,147	15,363

Net Income	$35,846	$35,693

FULTON FINANCIAL CORPORATION

PER-SHARE INFORMATION AND SELECTED FINANCIAL RATIOS (UNAUDITED)

	Quarter Ended
	March 31 2004	December 31 2003
PER-SHARE INFORMATION:
Net income:
Basic	$0.33	$0.33
Diluted	0.33	0.33
Cash Dividends	$0.160	$0.160
Book Value	8.94	8.75
Tangible Book Value	7.57	7.41

Weighted average shares (basic)	108,277	108,434
Weighted average shares (diluted)	109,220	109,406
Shares outstanding, end of period	108,322	108,255

FINANCIAL RATIOS:
Return on Average Assets	1.49%	1.50%
Return on Average Equity	15.18%	15.32%
Net Interest Margin	3.79%	3.73%
Efficiency Ratio	55.0%	54.3%
Average Equity to Average Assets	9.8%	9.8%

FULTON FINANCIAL CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEET (UNAUDITED)

	Quarter Ended
	March 31 2004	December 31 2003
	(In thousands)
ASSETS
Interest-earning assets:
Loans and leases	$6,187,988	$5,935,683
Taxable investment securities	2,402,420	2,455,589
Tax-exempt investment securities	276,143	284,705
Equity securities	131,553	128,660
Short-term investments	18,953	41,748

Total Interest-Earning Assets	9,017,057	8,846,385

Non-interest earning assets:
Cash and due from banks	300,789	280,883
Premises and equipment	121,428	121,659
Other assets	315,953	301,736
Less: Allowance for loan losses	(78,732)	(78,653)

Total Assets	$9,676,495	$9,472,010

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$1,268,671	$1,281,107
Savings deposits	1,760,105	1,775,817
Time deposits	2,431,742	2,488,880

Total Interest-Bearing Deposits	5,460,518	5,545,804
Short-term borrowings	1,345,285	1,046,485
Long-term debt	570,075	588,125

Total Interest-Bearing Liabilities	7,375,878	7,180,414
Noninterest-bearing liabilities:
Demand deposits	1,257,541	1,268,617
Other	93,351	98,631

Total Liabilities	8,726,770	8,547,662
Shareholders' equity	949,725	924,348

Total Liabilities and Shareholders' Equity	$9,676,495	$9,472,010

AVERAGE YIELDS ON INTEREST-EARNING ASSETS:
Loans and leases (1)	5.75%	5.79%
Taxable investment securities	3.64%	3.52%
Tax-exempt investment securities (1)	3.69%	3.69%
Equity securities (1)	2.91%	2.69%
Short-term investments	5.28%	3.40%

Total Interest-Earning Assets	5.08%	5.04%

AVERAGE COSTS OF INTEREST-BEARING LIABILITIES:
Demand deposits	0.43%	0.45%
Savings deposits	0.57%	0.60%
Time deposits	2.73%	2.80%
Short-term borrowings	0.99%	0.91%
Long-term debt	5.14%	5.05%

Total Interest-Bearing Liabilities	1.69%	1.75%

NET INTEREST MARGIN (FTE)	3.79%	3.73%

(1)	Yields are not fully-taxable equivalent (FTE).

FULTON FINANCIAL CORPORATION

LOAN QUALITY INFORMATION (UNAUDITED)

	Quarter Ended
	March 31 2004	December 31 2003
	(in thousands)
Gross Charge-offs	$2,689	$3,463
Recoveries	1,519	1,117

Net Charge-offs	$1,170	$2,346

Net Charge-offs to average loans	0.08%	0.16%

Non-Accrual Loans	$19,594	$22,422
Accruing Loans 90+ Days Overdue	10,758	9,609
Other Real Estate Owned	356	585

Total Non-Performing Assets	$30,708	$32,616

Non-accrual loans to total loans	0.32%	0.36%
Non-performing assets to total loans and OREO	0.49%	0.53%
Non-performing assets to total assets	0.32%	0.33%
Allowance to Loans	1.26%	1.26%